Exhibit 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SunHydrogen, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Young, Chief Executive Officer & Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 12, 2025	/s/ Timothy Young
	By:	Timothy Young
	Its:	Chief Executive Officer & Acting Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)